UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

River Rock Entertainment Authority
(Exact name of registrant as specified in its charter)

Not Applicable	333-115186	68-0490898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Highway 128 East Geyserville, California (Address of principal executive offices)	95441 (Zip Code)

(707) 857-2777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported in our press release issued on November 2, 2011, River Rock Entertainment Authority (the “Authority”) and the Dry Creek Rancheria Band of Pomo Indians (the “Tribe”) have reached an agreement with holders in the aggregate representing in excess of 60% (the “Majority Senior Noteholders”) of its $200,000,000 aggregate principal of 9 ¾% senior notes (the “9 ¾% Senior Notes”) which matured on November 1, 2011, to establish a framework under which we will seek to restructure such Notes consistent with our long-term growth and development strategy.  While we restructure there will be no changes to our operations or material impact on our customers, employees, vendors and suppliers.

In connection with this restructuring, on November 2, 2011, the Authority and the Tribe entered into (i) a Forbearance and Support Agreement (the “Senior Notes Forbearance Agreement”) with the Majority Senior Noteholders, and (ii) a Forbearance and Support Agreement (the “Tribal Notes Forbearance Agreement” and, together with the Senior Notes Forbearance Agreement, the “Forbearance Agreements”) with Merrill, Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”), as the holder of $27.6 million principal amount in outstanding notes issued by the Tribe (the “Tribal Notes”).

Under the terms of the Senior Notes Forbearance Agreement, each Majority Senior Noteholder, severally and not jointly, has agreed not to, during the period beginning on November 2, 2011 and ending upon its expiration or earlier termination in accordance with the Forbearance Agreements (the “Forbearance Period”), (i) file a complaint or take any other action to commence litigation, an arbitration or other proceeding to collect payment of amounts due in respect of its 9 ¾% Senior Notes or to seek to enforce any of the provisions of the indenture governing the 9 ¾% Senior Notes dated as of November 7, 2003 (the “Senior Notes Indenture”) or the collateral documents related thereto or any of its rights or remedies thereunder or (ii) commence or participate in commencing any involuntary insolvency proceeding against the Tribe or the Authority.  The Majority Senior Noteholders have also agreed that, during the Forbearance Period, the Authority will continue to operate the River Rock Casino and make all payments, including, without limitation, Service Payments (as such term is defined in the Senior Notes Indenture) to the Tribe, permitted under the Senior Notes Indenture as if no event of default had occurred.

Under the terms of the Tribal Notes Forbearance Agreement, Merrill has agreed that, for so long as the Forbearance Period shall be continuing, it shall not (i) file a complaint or take any other action to commence litigation, an arbitration or other proceeding to collect payment of amounts due in respect of its Tribal Notes or to seek to enforce any of the provisions of the indenture governing the Tribal Notes dated as of December 22, 2006, as amended (the “Tribal Notes Indenture”) or any of its rights or remedies thereunder or (ii) commence or participate in commencing any involuntary insolvency proceeding against the Tribe or the Authority.

The Forbearance Period is subject to termination upon the occurrence of certain events described therein. The Senior Notes Forbearance Agreement provides that, following the expiration or earlier termination of the Forbearance Period, the Tribe, the Authority and the Majority Senior Noteholders shall have all rights, remedies, powers and privileges available to them under the Senior Notes Indenture, the 9 ¾% Notes and the collateral documents or otherwise under law or equity as if the Senior Notes Forbearance Agreement had never existed (including, in the case of the Majority Senior Noteholders, all rights, remedies, defenses, powers and privileges available to them as a result of the occurrence of then existing events of default, including the failure by the Authority to pay, when due, the principal of, and interest on, the 9 ¾% Senior Notes on the maturity date (the “Senior Notes Specified Event of Default”)).  In addition, if any event of default under the Senior Notes Indenture other than the Senior Notes Specified Event of Default occurs during the Forbearance Period, the Majority Senior Noteholders have reserved the right to, and may, exercise, at any time and from time to time, any and all rights and remedies under the Senior Notes Indenture, the collateral documents and applicable law in connection therewith.

Following the Forbearance Period, the Tribe, the Authority and Merrill shall have all rights, remedies, powers and privileges available to them under the Tribal Notes Indenture or the Tribal Notes (including with respect to any failure by the Tribe to pay when due the principal of, and interest on, the Tribal Notes on the maturity date thereof and any other overdue interest payments (the “Tribal Notes Specified Event of Default”)) or otherwise under law or equity as if the Tribal Notes Forbearance Agreement had never existed.  If any event of default under the Tribal Notes Indenture other than a Tribal Notes Specified Event of Default occurs during the Forbearance Period, Merrill has reserved the right to, and may, exercise, at any time and from time to time, any and all rights and remedies under the Tribal Notes Indenture and applicable law in connection therewith.

To restructure the 9 ¾% Senior Notes, the Authority has agreed to (i) conduct an exchange offer (the “Exchange Offer”) pursuant to which the Authority will offer to exchange all issued and outstanding 9 ¾% Senior Notes for its new secured senior notes (the “New Senior Notes”) and (ii) issue $27.6 million in aggregate principal amount of its new subordinated notes (the “New Subordinated Notes”), the proceeds of which will be distributed to the Tribe and used by the Tribe to retire the Tribal Notes.  The Exchange Offer will be open to all holders of the 9 ¾% Senior Notes.  Concurrently with the Exchange Offer, the Authority has agreed to seek consents from all holders of the 9 ¾% Senior Notes (the “Consent Solicitation”) to remove substantially all of the restrictive covenants and certain events of default from the Senior Notes Indenture and make certain amendments to the related collateral documents.  The Exchange Offer, Consent Solicitation and the issuance and sale of the New Subordinated Notes are collectively referred to as the “Restructuring.”

Each Majority Senior Noteholder has agreed, severally and not jointly, with respect to all of the 9 ¾% Senior Notes beneficially owned by such Majority Senior Noteholder or for which it is the nominee, trustee, investment manager or advisor, or over which it has voting control or investment authority for beneficial holders thereof to, unless the Exchange Offer and Consent Solicitation is earlier terminated or withdrawn by the Authority, (i) duly tender, or cause such 9 ¾% Senior Notes to be duly tendered, into the Exchange Offer and Consent Solicitation, unless the Exchange Offer and Consent Solicitation is earlier terminated or withdrawn by the Authority; (ii) vote all such 9 ¾% Senior Notes in favor of the proposed amendments to the Senior Notes Indenture in accordance with the applicable procedures and recommendations set forth in the Exchange Offer and Consent Solicitation materials, unless the Exchange Offer and Consent Solicitation is earlier terminated or withdrawn by the Authority; (iii) not withdraw or revoke its tender, consent or vote, provided that the Tribe and the Authority agree that such Majority Senior Noteholder may withdraw its 9 ¾% Senior Notes from the Exchange Offer and Consent Solicitation at any time following (x) the date that the Exchange Offer and Consent Solicitation is terminated, withdrawn or expired or (y) the termination of the Forbearance Period; and (iv) except upon the occurrence of certain events described below, not directly or indirectly take any other action, including, without limitation, initiating any legal proceeding, that is inconsistent with, or that would delay consummation of, the Restructuring and the transactions contemplated thereby.

Each of the Majority Senior Noteholders, Merrill, the Authority and the Tribe have also agreed not to seek, solicit, negotiate, vote or otherwise take any action to encourage the making of any alternative proposal to effect a refinancing, restructuring, or modification of the 9 ¾% Senior Notes, the Senior Notes Indenture or the Tribal Notes during the Forbearance Period.

Pursuant to the Forbearance Agreements, the Authority is required to commence the Exchange Offer and Consent Solicitation by November 18, 2011, and to consummate the Exchange Offer and Consent Solicitation and the issuance and sale of the New Subordinated Notes by December 31, 2011.  These dates may be extended upon the written consent of the holders representing a majority of the outstanding principal amount of the Senior Notes.

Completion of the Restructuring will be dependent on, among other things, the negotiation and execution of definitive documentation to implement the Exchange Offer, the Consent Solicitation and the issuance and sale to Merrill of the New Subordinated Notes and the ability of the Authority to secure the support of holders representing at least 66 2/3% principal amount of the 9 ¾% Senior Notes, including the Majority Senior Noteholders, and Merrill.  As a result, the Authority cannot assure that it will be able to timely effect the Restructuring as described herein, or at all.  In the event that the Authority is not able to successfully consummate the Restructuring, it intends to explore all other restructuring alternatives available to it at that time.  There is no assurance that any alternative restructuring arrangement or plan could be accomplished.  The inability to consummate the Restructuring or to obtain other accommodations from the Majority Senior Noteholders and Merrill prior to the expiration of the Forbearance Period could significantly restrict our ability to operate or potentially render us unable to operate the River Rock Casino.

The foregoing summary of the terms of the Forbearance Agreements does not purport to be complete, and is subject to and qualified in its entirety by the full text of each of the Forbearance Agreements.  Investors are encouraged to review the entire texts of each of the Forbearance Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this report and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

In connection with our announced intention to complete the Exchange Offer, the Consent Solicitation and the Restructuring (see “ Entry into a Material Definitive Agreement” above), we have furnished certain information included in Annex A to the Senior Notes Forbearance Agreement attached hereto as Exhibit 10.1 to investors. The information set forth under this Item 7.01 Regulation FD Disclosure and Exhibit 10.1 is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 10.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Authority as to the materiality of such information.

Item 8.01    Other Events.

On October 19, 2011, we issued a press release announcing our intention to offer, pursuant to exemptions under the Securities Act, $205.0 million aggregate principal amount of Senior Notes due 2018 to refinance the 9 ¾% Senior Notes.  This offer has been terminated and no securities were sold pursuant to such offer.

Additional Information

Important Information about the Exchange Offer and Consent Solicitation

The information included in this Form 8-K is not an offer to buy or the solicitation of an offer to sell any 9 ¾% Senior Notes, New Senior Notes, Subordinated Notes or any other security.  An exchange offer will only be made pursuant to exchange offer documents that are expected to be made available to the holders of the 9 ¾% Senior Notes.  Holders of the 9 ¾% Senior Notes are advised to read the exchange offer documents when they become available, as these documents will contain important information about the Authority and the Exchange Offer and Consent Solicitation.  Investors and security holders are strongly urged to carefully review the all exchange offer and consent solicitation documents when available, and other filings made by the Authority with the Securities and Exchange Commission (the “SEC”) (available through the SEC’s website at www.sec.gov), because they will contain important information about the Authority, the Exchange Offer and Consent Solicitation and related transactions.

Forward-Looking Statements

The contents of this Form 8-K should be read in conjunction with our filings made with the the SEC.  This Form 8-K contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we “believe,” “expect” or “anticipate” will occur and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described in this Form 8-K and the exhibits hereto will happen as described (or that they will happen at all).  You should read this Form 8-K and the exhibits hereto completely and with the understanding that actual future results may be materially different from what we expect.

These forward-looking statements are based on our current expectations and observations. For example, factors that could cause actual results to vary from our expectations include, but are not limited to:

•                  our ability to complete the Restructuring;

•                  the continued willingness of our creditors to work with us towards completing our proposed Restructuring or any other transaction that may be necessary to restructure our debt;

•                  the possibility that creditors who have a security interest in the slot machines and other property used in our casino could foreclose on that collateral, rendering us unable to operate our casino;

•                  our levels of debt and leverage and our ability to meet our debt service and other obligations;

•                  restrictive covenants in our debt instruments and their impact on our ability to operate our casino and pursue our gaming and other business strategies;

•                  our ability to generate cash flow from our casino;

•                  the ability of our casino to compete with established or future gaming operators, particularly in the Northern California gaming market;

•                  our casino is in a single location and is not diversified;

•                  changes or developments in, or adverse interpretations of, laws, rules or regulations, including gaming laws and taxes, applicable to us or the Tribe;

•                  any proposal to renegotiate our gaming compact with the State of California or any renegotiation of gaming compacts by the Tribe’s gaming competitors that may have a negative impact on the competitive position of our casino;

•                  the loss of any license or permit or limitations placed on any such licenses or permits required for the operation of our casino or our expansion plans; and

•                  general domestic or local economic, financial and other conditions, particularly an economic downturn or disruptions in the capital markets.

Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by these forward-looking statements will not be realized.  See the section entitled “Risk Factors” in Exhibit 99.2 to our Form 8-K filed with the SEC on October 20, 2011 (available through the SEC’s website at www.sec.gov) for a more complete discussion of these risks and uncertainties and for other risks and uncertainties.  Those factors and the other risk factors described herein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
10.1

Forbearance and Support Agreement dated as of November 2, 2011, by and among River Rock Entertainment Authority, the Dry Creek Rancheria Band of Pomo Indians and the other signatories thereto, in relation to the Indenture dated as of November 7, 2003 regarding the 9 ¾% Senior Notes.

10.2

Forbearance and Support Agreement dated as of November 2, 2011, by and among River Rock Entertainment Authority, the Dry Creek Rancheria Band of Pomo Indians and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, in relation to the Indenture dated as of December 22, 2006 regarding the Tribal Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2011

River Rock Entertainment Authority

	By:	/s/ David Fendrick
David Fendrick
Chief Executive Officer